                              LOCK-UP AGREEMENT


          This Lock-Up Agreement ("Agreement") is entered into as of January 8, 1997, by and between Robert Y. Lee ("Lee"), an individual and a resident of California, Barry Collier ("Collier"), an individual and a resident of California, and Ingram Entertainment Inc., a Tennessee corporation ("Ingram"), with respect to the following facts:

                                    RECITALS
                                    --------

          A. Unless otherwise defined, all capitalized terms used in this Agreement shall have the meanings ascribed to them in that certain override agreement (the "Override Agreement") dated as of November 19, 1996, by and among Lee Video City, Inc., a California corporation ("VCI"), Lee on behalf of himself and as trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91 (the "Trust"), Prism Entertainment Corporation, a Delaware corporation ("Prism"), and Ingram.

          B. VCI and Prism have entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 25, 1996, as amended by that certain Agreement and Plan of Reorganization and Merger, dated December 20, 1996, and that certain Second Amended Agreement and Plan of Reorganization and Merger, dated December 24, 1996 (the "Merger Agreement"), with respect to the merger (the "Merger") of VCI into Prism.

          C. In connection with the Merger, VCI, Lee, Prism and Ingram have entered into the Override Agreement which sets forth the terms and conditions upon which such parties have agreed to, among other things, restructure the VCI Debt.

          D. This Agreement is being delivered pursuant to Article 9 of the Override Agreement.

          NOW, THEREFORE, in consideration of the promises and mutual covenants and obligations set forth in the Override Agreement and in this Agreement, Lee, Collier and Ingram hereby agree as follows:

          1.  Lock-Up.
              -------

              1.1 Except as expressly provided for in this Agreement, Lee (including the Trust) and Collier shall not, without the prior written consent of Ingram, directly or indirectly, issue, offer to sell, sell, grant an option for the purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose (pursuant to Rule 144 of the regulations under the Securities Act, or otherwise) of any of their respective Lock-Up Shares, or dispose of any beneficial interest therein.

              1.2 This Agreement, and all of the restrictions relating to the Lock-Up Shares contained herein, shall terminate on that date which is the earlier of (i) ninety days after Lee ceases to be an employee or consultant on a substantially full time basis with the Company or (ii) that date upon which 80% of the Remaining Debt has been paid to Ingram. Immediately after any termination of this Agreement pursuant to this Section, the legend imposed pursuant to Section 1.3 below shall, upon request of Lee or Collier, as applicable, be removed from any stock certificates representing the Lock-Up Shares.

              1.3 Lee and Collier understand and agree that the following legend, or such other legend as shall be in a form and substance satisfactory to Ingram, shall be set forth on each certificate representing the respective Lock-Up Shares registered in the name of, or beneficially owned by, as applicable, Lee or Collier.

          THE HOLDER OF THIS CERTIFICATE HAS AGREED, NOT TO DIRECTLY OR INDIRECTLY OFFER TO SELL, GRANT AN OPTION FOR THE SALE OF, ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE ENCUMBER OR DISPOSE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, OR TO DISPOSE OF ANY BENEFICIAL INTEREST THEREIN, PURSUANT TO RULE 144 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHERWISE, EXCEPT (A) WITH THE PRIOR WRITTEN CONSENT OF INGRAM ENTERTAINMENT INC. OR (B) AS PERMITTED BY THAT CERTAIN LOCK-UP AGREEMENT DATED JANUARY 8, 1996, ENTERED INTO BY THE HOLDER HEREOF AND INGRAM ENTERTAINMENT INC.

          2.  Escrow Agent. At all times during the term of this Agreement, the
              ------------
Lock-Up Shares subject to this Agreement will be held by Loeb & Loeb LLP, a California limited liability partnership, or such other escrow agent that is mutually acceptable to Lee, Collier and Ingram, pursuant to the terms and conditions of an escrow agreement substantially in the form, and containing the substance, of Exhibit A, which is attached hereto and incorporated herein by this reference.

          3.  Miscellaneous.
              -------------

              3.1   Notices. All notices, requests and other communications to
                    -------
any party hereunder shall be in writing and shall be given to such party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereinafter specify by notice to each other party hereto:

          if to Lee:

               Robbie Lee
               Lee Video City, Inc.
               6851 McDivitt Drive, Suite A
               Bakersfield, California 93313
               Telecopy:  (805) 397-5982

               with a copy to:

               Troy & Gould
               1801 Century Park East, 16th Fl.
               Los Angeles, California  90067
               Attention:  William I. Feis, Esq.
               Telecopy:  (310) 201-4746

          if to Collier:

               Barry Collier
               Video City, Inc.
               6851 McDivitt Drive, Suite A
               Bakersfield, California 93313
               Telecopy:  (805) 397-5982

          if to Ingram:

               Ingram Entertainment Inc.
               Two Ingram Boulevard
               La Vergne, Tennessee  37089
               Attention:  John Fletcher, Esq., General Counsel
               Telecopy:  (615) 287-4465

Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answerback is received or, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, properly addressed or, (iii) if given by any other means, when delivered at the address specified herein.

              3.2   Amendments; No Waivers.
                    ----------------------

                    (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

                    (b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

              3.3   Successors and Assigns. The provisions of this Agreement
                    ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

              3.4   Governing Law. This Agreement shall be construed in
                    -------------
accordance with and governed by the laws of the State of California, without giving effect to the conflict of laws principles thereof.

              3.5   Counterparts; Effectiveness. This Agreement may be signed in
                    ---------------------------
any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              3.6   Entire Agreement. This Agreement constitutes the entire
                    ----------------
agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement, including without limitation, the Letter of Intent dated September 16, 1996, the Workout Agreement, the Stock Pledge Agreement, the Note Pledge Agreement, the Prior Supply Agreement, the Old Warrants and the Old Security Agreements. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto.

              3.7   Severability. If any one or more provisions of this
                    ------------
Agreement shall, for any reasons, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

              3.8   Captions and Section References.  The captions herein are
                    -------------------------------
included for convenience of reference only and shall be ignored in the construction or interpretation hereof. All references to "Sections" without further citation refer to sections of this Agreement.

              3.9   Interpretation.  Where the context or construction
                    --------------
requires, all words applied in the plural shall be deemed to have been used in the singular, and vice versa; the masculine shall include the feminine and neuter, and vice versa; and the present tense shall include the past and future tense, and vice versa.

              3.10  Attorneys' Fees.  In the event of any litigation or
                    ---------------
legal proceedings (including arbitration) between the parties hereto, the nonprevailing party shall pay the expenses, including reasonable attorneys' fees and court costs, of the prevailing party in connection therewith.

              3.11  No Third-Party Rights.  Nothing in this Agreement,
                    ---------------------
whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third Persons to any party to this Agreement, nor shall any provision give any third Persons any right of subrogation or action over against any party to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                        /s/ Robert Y. Lee
                                        --------------------------------
                                        Robert Y. Lee



                                        /s/ Barry Collier
                                        --------------------------------
                                        Barry Collier


                                        Ingram Entertainment Inc., a Tennessee
                                        corporation


                                        By: /s/ Thomas H. Lunn
                                            ----------------------------

                                        Name:  Thomas H. Lunn
                                               -------------------------

                                        Title:  Vice Chairman
                                               -------------------------

                                   EXHIBIT A

                                ESCROW AGREEMENT

                       ESCROW AGREEMENT - LOCK-UP SHARES


          This Escrow Agreement ("Escrow Agreement") is made and entered into as of this 8th day of January 1997, by and among Loeb & Loeb LLP ("Escrow Agent"), a California limited liability partnership, Robert Y. Lee ("Lee"), an individual and resident of California, Barry Collier ("Collier"), an individual and a resident of California, and Ingram Entertainment Inc., a Tennessee corporation ("Ingram") with respect to the following facts:

                                    RECITALS

          A. Unless otherwise defined, all capitalized terms used in this Agreement shall have the meanings ascribed to them in that certain Override Agreement (the "Override Agreement") dated as of November 19, 1996, by and among Lee Video City, Inc., a California corporation ("VCI"), Lee on behalf of himself and as trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91, Prism Entertainment Corporation, a Delaware corporation, and Ingram.

          B. Pursuant to the Override Agreement, Lee, Collier and Ingram have entered into that certain Lock-Up Agreement dated as of the date hereof (the "Lock-Up Agreement") pursuant to which, among other things, Collier and Lee have agreed to deposit with the Escrow Agent the Lock-Up Shares to be held pursuant to the terms and conditions of this Agreement.

          C. The Escrow Agent is willing to serve in the capacity as escrow agent upon the terms and conditions set forth below.

              NOW, THEREFORE, the parties agree as follows:

              1.    Agreement to Act.  The Escrow Agent agrees to act as escrow
                    ----------------
agent pursuant to the terms of this Agreement.

              2.    Receipt of Lock-Up Shares.  Upon issuance thereof, Collier
                    -------------------------
and Lee agree to promptly deposit the Lock-Up Shares with the Escrow Agent to be held by the Escrow Agent in accordance with the provisions of the Lock-Up Agreement and this Agreement. Upon receipt of written notice from all parties hereto of the termination of the Lock-Up Agreement pursuant to Section 1.2 thereof, the Escrow Agent shall return the Lock-Up Shares to Collier and Lee, as the case may be, or their respective designees.

              3.    Provisions Regarding Escrow Agent.  The following provisions
                    ---------------------------------
shall control with respect to the rights, duties and liabilities of the Escrow
Agent:

                    a.     No Responsibility For Validating or Sufficiency.  The
                           -----------------------------------------------
Escrow Agent shall have no duty to know or determine the performance or non-performance of any provision of any agreement between the other parties hereto, including, but not limited to, the Override Agreement and the Lock-Up Agreement, and the original or a copy of any such agreement deposited with the Escrow Agent shall not bind the Escrow Agent in any manner. The Escrow Agent assumes no responsibility for the validity or sufficiency of any documents or papers or payments deposited or called for hereunder except as may be expressly and specifically set forth herein, and the duties and responsibilities of the Escrow Agent hereunder are limited to those expressly stated herein.

                    b.     Modification and Amendments.  The provisions of this
                           ---------------------------
Agreement may be supplemented, altered, amended modified or revoked only by a writing signed by Collier, Lee and Ingram and approved in writing by the Escrow Agent.

                    c.     Exculpation of Escrow Agent.  The Escrow Agent shall
                           ---------------------------
not be personally liable for any act it may do or omit to do hereunder as such agent while acting in good faith and in the exercise of its own best judgment, and any act done or omitted by it pursuant to the written advice of its own attorneys shall be conclusive evidence of such good faith. The Escrow Agent shall have the right at any time to consult with its counsel upon any question arising hereunder and shall incur no liability for any delay reasonably required to obtain the advice of counsel.

                    d.     Conflicting Notices.  Other than those which are
                           -------------------
specifically referred to in this Escrow Agreement, the Escrow Agent is hereby authorized to disregard any and all notices or warnings given by Collier, Lee or Ingram, or by any other person, firm or corporation, except that the Escrow Agent is hereby expressly authorized to comply with any and all final processes, orders, judgments or decrees of any court. To the extent the Escrow Agent obeys or complies with any process, order, judgment or decree of any court, it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance.

                    e.     Fees and Expenses of Escrow Agent.  In consideration
                           ---------------------------------
of the acceptance of this Escrow by the Escrow Agent (as evidenced by its signature below), the Company shall, for itself and its successors and assigns, pay Escrow Agent its reasonable charges, fees and expenses hereunder.

                    f.     Authority of Signing Parties.  The Escrow Agent shall
                           ----------------------------
be under no duty or obligation to ascertain the identity, authority or right of Collier, Lee or Ingram, (or their agents) to execute or deliver this Agreement or any documents, certificates, or payments deposited, delivered or given hereunder.

                    g.     No Liability for Lapse of Rights.  The Escrow Agent
                           --------------------------------
shall not be liable for the lapse of any rights under any statute of limitations or by reason of laches with respect to this Agreement or any funds, securities, documents or papers deposited, delivered or given hereunder.

                    h.     Duties in Event of Dispute. In the event of any
                           --------------------------
dispute among the parties hereto as to any fact or matter relating hereto or to the transactions contemplated in the Override Agreement or the Lock-Up Agreement, the Escrow Agent is instructed that it shall be under no obligation to act except under process or order of court, or if there be no such process or order, until it has filed or caused to be filed an appropriate action impleading Collier, Lee and Ingram. The Escrow Agent shall sustain no liability for its failure to act pending such process of court, order or impleader action.

                    i.     Resignation. The Escrow Agent, or any successor
                           -----------
Escrow Agent, may at any time resign by giving notice in writing to Collier, Lee and Ingram, and shall be discharged from its duties under this Escrow Agreement on the first to occur of the appointment of a successor Escrow Agent as provided in this Section, or the expiration of thirty (30) calendar days after such resignation notice is given. In the event of any such resignation, a successor Escrow Agent shall be appointed within thirty (30) days by the agreement of Collier, Lee and Ingram. Any successor Escrow Agent shall deliver to Collier, Lee and Ingram a written instrument accepting appointment under this Agreement, and thereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder and shall be entitled to receive any funds, securities, documents, instruments, certificates, checks, or agreements held by the predecessor Escrow Agent.

                    j.     Replacement. At their option, Collier, Lee and Ingram
                           -----------
may terminate the appointment of Escrow Agent hereunder and appoint another person as escrow agent in its place. Upon any such appointment, the escrow agent so replaced shall deliver to the successor escrow agent all of the Lock-Up Shares and such other documents, certificates and agreements held by it hereunder and the successor escrow agent shall assume all rights and duties of "Escrow Agent" hereunder.

                    k.     Waiver of Right to Set-Off. Escrow Agent hereby
                           --------------------------
waives the benefit of, and any right to, any setoff or recoupment or any other claim it may have now or hereafter have in or with respect to the Lock-Up Shares.

                    l.     Discharge. Escrow Agent, having delivered all of the
                           ---------
funds, securities, documents, instruments, checks, certificates or agreements pursuant to the terms of this Agreement, shall be discharged from any further obligation hereunder.

                    m.     Indemnity. In the event Escrow Agent becomes involved
                           ---------
in litigation in connection with this Escrow Agreement, or any transaction related in any way hereto, Collier, Lee and Ingram, jointly and severally, shall indemnify and save the Escrow Agent harmless from all loss, cost, damage, expense and attorneys' fees suffered or incurred by the Escrow Agent as a result thereof, except for any loss, cost, damage, or expense resulting from the Escrow Agent's breach of this Agreement or its willful misconduct or gross negligence.

          4.     Notices.  All communications hereunder shall be in writing and,
                 -------
if sent to Ingram, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to Two Ingram Boulevard, La Vergne, Tennessee 37089, Attention: Chief Financial Officer; if sent to Lee, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to Robert Y. Lee, Video City, Inc., 6851 McDivitt Drive, Suite A, Bakersfield, California 93313; if sent to Collier, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to Barry Collier, Video City, Inc., 6851 McDivitt Drive, Suite A, Bakersfield, California 93313; and if sent to the Escrow Agent, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to Loeb & Loeb LLP, 1000 Wilshire Boulevard, Suite 1800, Los Angeles, California 90017,
Attention:  David L. Ficksman, Esq.

                              Loeb & Loeb LLP, a California limited liability partnership



                              By:  -----------------------------------------
                                    David L. Ficksman, a Partner of the Firm


                              ----------------------------------------------
                              Robert Y. Lee



                              ----------------------------------------------
                              Barry Collier


                              Ingram Entertainment Inc., a Tennessee corporation



                              By:  -----------------------------------------
                              Its: -----------------------------------------